INSURANCE PREMIUM INCOME	12 Months Ended
Dec. 31, 2020
Disclosure of insurance premium revenue [Abstract]
INSURANCE PREMIUM INCOME
NOTE 8: INSURANCE PREMIUM INCOME

	2020	2019	2018
	£m	£m	£m
Life insurance
Gross premiums:
Life and pensions	6,941	6,827	6,612
Annuities	1,378	2,483	2,178
	8,319	9,310	8,790
Ceded reinsurance premiums	(333)	(378)	(271)
Net earned premiums	7,986	8,932	8,519
Non-life insurance
Net earned premiums	629	642	670
Total net earned premiums	8,615	9,574	9,189